                   [LOGO OF GREEN TREE FINANCIAL CORPORATION]


                            FORM OF MONTHLY STATEMENT

                  GreenTree Floorplan Receivables Master Trust
                                  Series 1995-1

     Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1995 (hereinafter as such agreement may have been or may be from time to time amended or otherwise modified, the "Pooling and Servicing Agreement"), among Green Tree Financial Corporation as servicer (the "Servicer"), Green Tree Floorplan Funding Corp. as transferor (the "Transferor"), and Norwest Bank Minnesota as trustee (the "Trustee"), as supplemented by the Series 1995-1 Supplement dated as of December 14, 1995 (the Supplement") among the Servicer, the Transferor and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-1 Certificateholders and the performance of the Green Tree Floorplan Receivables Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the performance of the Trust during the month of May 1998 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.


A) Information regarding distribution in respect of the Class A Certificates per $1,000 original certificate principal amount


    (1) The total amount of the distribution in respect of Class A
        Certificates, per $1,000 original certificate principal amount            5.36

    (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000
        original certificate principal amount                                     5.36

    (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000
        original certificate principal amount                                        0

 B) Class A Investor Charge Offs and Reimbursement of Charge Offs

    (1) The amount of Class A Investor Charge Offs                                   0

    (2) The amount of Class A Investor Charge Offs set forth in paragraph 1
        above, per $1,000 original certificate principal amount                      0

    (3) The total amount reimbursed in respect of Class A Investor Charge Offs       0

    (4) The amount set forth in paragraph 3 above, per $1,000 original
        certificate principal amount                                                 0

    (5) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount
        after giving effect to all transactions on such Distribution Date            0

 C) Information regarding distributions in respect of the Class B
    Certificates, per $1,000 original certificate principal amount

    (1) The total amount of the distribution in respect of Class B
        Certificates, per $1,000 original certificate principal amount            5.51

    (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000
        original certificate principal amount                                     5.51




    (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000
        original certificate principal amount                                        0

 D) Amount of reductions in Class B Invested Amount pursuant to clauses
    (c), (d), and (e) of the definition of Class B Invested Amount

    (1) The amount of reductions in Class B Invested Amount pursuant to clauses
        (c), (d), and (e) of the definition of Class B Invested Amount               0

    (2) The amount of reductions in the Class B Invested Amount set forth
        in paragraph 1 above, per $1,000 original certificate principal amount       0

    (3) The total amount reimbursed in respect of such reductions in the
        Class B Invested Amount                                                      0

    (4) The amount set forth in paragraph 3 above, per $1,000 original
        certificate principal amount                                                 0

    (5) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount
        after giving effect to all transactions on such Distribution Date            0


                                Green Tree Financial Corporation, as Servicer

                                By:
                                   ----------------------------------
                                Name:   Phyllis A. Knight
                                Title:  Senior Vice President and Treasurer


RECEIVABLES  ---

Beginning of the Month Principal Receivables:                         1,576,469,193.45
Removed Principal Receivables:                                           11,092,374.15
Additional Principal Receivables:                                                  .00
End of the Month Principal Receivables:                               1,577,889,657.13
End of the Month Total Receivables:                                   1,577,889,657.13

Excess Funding Account Balance                                                       0
Aggregate Invested Amount (all Master Trust Series)                   1,481,000,000.00

End of the Month Transferor Amount                                       21,505,346.47

DELINQUENCIES AND LOSSES ---
                                                                       RECEIVABLES
End of the Month Delinquencies:
   30-60 Days Delinquent                                                  1,428,186.42
   61-90 Days Delinquent                                                    385,296.58
   90+ Days Delinquent                                                      715,078.83


   Total 30+ Days Delinquent                                                   43,360.74


Defaulted Accounts During the Month                                                    0


INVESTED AMOUNTS ---

Class A Initial Invested Amount                          409,400,000.00
Class B Initial Invested Amount                           18,400,000.00
Class C Initial Invested Amount                            6,900,000.00
Class D Initial Invested Amount                           25,300,000.00
INITIAL INVESTED AMOUNT                                                   460,000,000.00

Class A Invested Amount                                  409,400,000.00
Class B Invested Amount                                   18,400,000.00
Class C Invested Amount                                    6,900,000.00
Class D Invested Amount                                   25,300,000.00
INVESTED AMOUNT                                                           460,000,000.00

Class A Adjusted Invested Amount                         409,400,000.00
Class B Adjusted Invested Amount                          18,400,000.00
Class C Invested Amount                                    6,900,000.00
Class D Invested Amount                                   33,888,672.63
ADJUSTED INVESTED AMOUNT                                                  468,588,672.63

MONTHLY SERVICING FEE                                                         780,981.12

INVESTOR DEFAULT AMOUNT                                                        12,788.04


SERIES 1995-1 INFORMATION

SERIES 1995-1 ALLOCATION PERCENTAGE                                                31.06%
SERIES 1995-1 ALLOCABLE FINANCE CHARGE                                      4,082,809.14
SERIES 1995-1 UNREIMBURSED CHARGE-OFFS                                               .00
SERIES 1995-1 ALLOCABLE DEFAULTED AMOUNT                                       13,467.89
SERIES 1995-1 MONTHLY FEES                                                    780,981.12
SERIES 1995-1 ALLOCABLE PRINCIPAL COLLECTIONS                             120,219,808.17
SERIES 1995-1 REQUIRED TRANSFEROR AMOUNT                                   18,743,546.91
FLOATING ALLOCATION PERCENTAGE                                                     29.72%

INVESTOR FINANCE CHARGE COLLECTIONS                                         3,881,685.24
INVESTOR DEFAULT AMOUNT                                                        12,788.04
PRINCIPAL ALLOCATION PERCENTAGE                                                    29.72%
AVAILABLE PRINCIPAL COLLECTIONS                                           114,046,247.08

CLASS A FLOATING ALLOCATION                                                        25.97%
CLASS A REQUIRED AMOUNT                                                              .00

CLASS B FLOATING ALLOCATION                                                         1.17%
CLASS B REQUIRED AMOUNT                                                              .00

CLASS C FLOATING ALLOCATION                                                         0.44%
CLASS D FLOATING ALLOCATION                                                         2.15%

TOTAL EXCESS SPREAD                                                         1,562,804.99

YIELD AND BASE RATE---

Base Rate (Current Month)                                          7.45%
Base Rate (Prior Month)                                            7.45%
Base Rate (Two Months Ago)                                         7.50%
THREE MONTH AVERAGE BASE RATE                                                       7.46%

Series Adjusted Portfolio Yield (Current Month)                    9.91%
Series Adjusted Portfolio Yield (Prior Month)                      9.42%
Series Adjusted Portfolio Yield (Two Months Ago)                   9.04%


THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                                       9.46%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                                       25.97%
   Class A Principal Collections                          99,640,764.45

CLASS B PRINCIPAL PERCENTAGE                                                        1.17%
   Class B Principal Collections                           4,478,236.60

CLASS C PRINCIPAL PERCENTAGE                                                        0.44%
   Class C Principal Collections                           1,679,338.73

CLASS D PRINCIPAL PERCENTAGE                                                        2.15%
   Class D Principal Collections                           8,247,907.30

AVAILABLE PRINCIPAL COLLECTIONS                          114,046,247.08

REALLOCATED PRINCIPAL COLLECTIONS                                                    .00

SERIES 1995-1 PRINCIPAL SHORTFALL                                                     --

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                     --
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                                       --
Deficit Controlled Accumulation Amount                               --
CONTROLLED DEPOSIT AMOUNT                                                             --

PRINCIPAL FUNDING ACCOUNT BALANCE                                                     --

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                           114,059,035.12
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                          --
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                                    --
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN CLASS C INVESTED AMOUNT (OTHER                                          --
THAN BY PRINCIPAL PAYMENTS)
REDUCTIONS IN CLASS D INVESTED AMOUNT (OTHER                                         .00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                               --
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS REIMBURSED                                --
PREVIOUS CLASS C INVESTED AMOUNT REDUCTIONS REIMBURSED                                --
PREVIOUS CLASS D INVESTED AMOUNT REDUCTIONS REIMBURSED                                --


                                  Green Tree Financial Corporation, as Servicer

                                  By:
                                      ------------------------------------
                                  Name:   Phyllis A. Knight
                                  Title:  Senior Vice President and Treasurer